As filed with the Securities and Exchange Commission on May 29, 1998.

                        Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under
                           THE SECURITIES ACT OF 1933


                              HIBERNIA CORPORATION
             (Exact name of registrant as specified in its charter)

           LOUISIANA                             72-0724532
  (State or other jurisdiction of             (I.R.S. Employer
  incorporation or organization)              Identification No.)


                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
TITLE OF          AMOUNT TO BE           PROPOSED     PROPOSED      AMOUNT OF
SECURITIES        REGISTERED             MAXIMUM      MAXIMUM       REGISTRATION
TO BE                                    OFFERING     AGGREGATE     FEE
REGISTERED                               PRICE PER    OFFERING
                                         SHARE (1)    PRICE (1)
--------------------------------------------------------------------------------
Class A
Common Stock,
no par
value             2,017,633              $20.6875     $41,739,782.69    $4,070
                  shares
--------------------------------------------------------------------------------
1. Calculated pursuant to Rule 457 (c) as permitted by Rule 457(h) of the Securities Act of 1933 (the "Securities Act"), based upon the mean of the high and low sales prices of a share of the Company's Common Stock on May 27, 1998

Incorporation of Previous Registration Statement

         Pursuant to General Instruction E of Form S-8, this Registration Statement is filed solely to register an additional 2,017,633 shares of the Common Stock of Hibernia Corporation (the "Company") under the Long-Term Incentive Plan (the "Plan"). The provisions of the Plan as in effect on January 1, 1997 provided for an automatic increase in the number of shares subject to the plan equal to 1.5% of the total shares of the Company's Common Stock outstanding as of January 1, 1998. Pursuant to this provision, 2,017,633 shares are included herein. Pursuant to Instruction E, the contents of the Registrant's Form S-8 Registration Statement No. 33-59743 are hereby incorporated by reference.

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by the Company with the Commission are hereby incorporated herein by reference:

         (a) Annual Report on Form 1O-K for the fiscal year ended December 31, 1997.

         (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         (c) Proxy Statement in connection with the Annual Meeting of Shareholders held on April 21, 1998, except for the portions of the Proxy Statement that appear under the headings "Report of the Executive Compensation Committee" and "Stock Performance Graph."

         (d) The description of the Common Stock contained in the Company's Current Report on Form 8-K dated November 2, 1994.

         All documents filed by the Company after the date of this Prospectus pursuant to Sections 13, 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all Common Stock offered hereby has been sold or which deregisters such Common Stock then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

Item 8.  Exhibits.

EXHIBIT      DESCRIPTION

3.1 Exhibit 3.1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (Articles of Incorporation of the Registrant, as amended)

3.2 Exhibit 3.2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (By-Laws of the Registrant, as amended to date)

10.13 Exhibit 10.13 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1988, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (Deferred Compensation Plan for Outside Directors of Hibernia Corporation and its Subsidiaries, as amended)

10.14 Exhibit 10.14 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1990, filed with the Commission by the Registrant (Commission File No. 0-7220) is hereby incorporated by reference (Hibernia Corporation Executive Life Insurance Plan)

10.16 Exhibit 4.7 to the Registration Statement on Form S-8 filed with the Commission by the Registrant (Registration No. 33-26871) is hereby incorporated by reference (Hibernia Corporation 1987 Stock Option Plan, as amended to date)

10.34 Exhibit C to the Registrant's definitive proxy statement dated August 17, 1992 relating to its 1992 Annual Meeting of Shareholders filed by the Registrant with the Commission is hereby incorporated by reference (Long-Term Incentive Plan of Hibernia Corporation)

10.35 Exhibit A to the Registrant's definitive proxy statement dated March 23, 1993 relating to its 1993 Annual Meeting of Shareholders filed by the Registrant with the Commission is hereby incorporated by reference (1993 Director Stock Option Plan of Hibernia Corporation)

10.36 Exhibit 10.36 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Employment Agreement between Stephen A. Hansel and Hibernia Corporation)

10.37 Exhibit 10.37 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Employment Agreement between J. Herbert Boydstun and Hibernia Corporation)

10.38 Exhibit 10.38 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Employment Agreement between E. R. "Bo" Campbell and Hibernia Corporation)

10.39 Exhibit 10.39 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Employment Agreement between B. D. Flurry and Hibernia Corporation)

10.40 Exhibit 10.40 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Split-Dollar Life Insurance Plan of Hibernia Corporation effective as of July 1996)

10.41 Exhibit 10.41 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Nonqualified Deferred Compensation Plan for Key Management Employees of Hibernia Corporation effective as of July 1996)

10.42 Exhibit 10.42 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Supplemental Stock Compensation Plan for Key Management Employees effective as of July 1996)

10.43 Exhibit 10.43 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Nonqualified Target Benefit (Deferred Award) Plan of Hibernia Corporation effective as of July 1996)

10.44 Exhibit 10.44 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Form of Change of Control Employment Agreement for Executive and Senior Officers of the Registrant)

10.45 Exhibit 10.45 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Employment Agreement between Randall A. Howard and Hibernia Corporation)

13 Exhibit 13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (1997 Annual Report to security holders of Hibernia Corporation)

21 Exhibit 21 to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996 filed with the Commission (Commission File No. 0-7220) is hereby incorporated by reference (Subsidiaries of the Registrant)

24             Powers of Attorney




                                   SIGNATURES

                                 THE REGISTRANT

         Pursuant to the requirements of the Securities Act of 1933, the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on May 29, 1998.


                                                HIBERNIA CORPORATION




                                             By: /s/ Patricia C. Meringer
                                                    Patricia C. Meringer
                                                    Senior Vice President
                                                      and Secretary

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on May 29, 1998.




Signatures                                                    Title

       *
_____________________________               Chairman of the Board
Robert H. Boh

       *
_____________________________               President and Chief Executive
Stephen A. Hansel                             Officer and Director

       *
_____________________________               Chief Financial Officer
Marsha M. Gassan

       *
_____________________________               Chief Accounting Officer
Ron E. Samford, Jr.

       *
_____________________________               Director
J. Herbert Boydstun

       *
_____________________________               Director
J. Terrell Brown

       *
_____________________________               Director
E. R. Campbell

       *
_____________________________               Director
Richard W. Freeman, Jr.

       *
_____________________________               Director
Dick H. Hearin

       *
_____________________________               Director
Robert T. Holleman

       *
_____________________________               Director
Elton R. King

       *
_____________________________               Director
Sidney W. Lassen

       *
_____________________________               Director
Laura A. Leach

       *
_____________________________               Director
Donald J. Nalty

       *
_____________________________               Director
William C. O'Malley

       *
_____________________________               Director
James R. Peltier

       *
_____________________________               Director
Robert T. Ratcliff

       *
_____________________________               Director
Janee M. Tucker

       *
_____________________________               Director
Virginia Eason Weinmann

       *
_____________________________               Director
Robert E. Zetzmann



*By: /s/ Patrici C. Meringer
      Patricia C. Meringer
      Attorney-in-Fact

                                    THE PLAN

         Pursuant to the requirements of the Securities Act of 1933, the members of the Executive Compensation Committee of the Board of Directors of the Company have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on May 29, 1998.

                  HIBERNIA CORPORATION LONG-TERM INCENTIVE PLAN



                                    BY: /s/ Patrici C. Meringer
                                       Patricia C. Meringer
                                       Attorney-in-Fact*


*Attorney-in-Fact for J. Terrell Brown, Dick H. Hearin, Elton R.
 King, William C. O'Malley, James R. Peltier and Robert T. Ratcliff.

                                  EXHIBIT 5 (a)

                         OPINION OF PATRICIA C. MERINGER

                                  May 29, 1998




Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, DC  20549


Ladies and Gentlemen:

         I am Corporate Counsel and Secretary of Hibernia Corporation (the "Company") and am delivering this opinion in connection with the registration by the Company of shares of Class A Common Stock (the "Shares") to be issued by the Company to its employees pursuant to the terms of the Company's Long-Term Incentive Plan (the "Plan"). The Shares will be reserved for issuance pursuant to the terms of the Plan and will be issued to employees pursuant to the terms of the grants and awards made to them under the Plan.

         In furnishing this opinion, I or attorneys under my supervision have examined such documents and have made such investigation of matters of fact and law as I have deemed necessary or appropriate to provide a basis for the opinions set forth herein. In such examination and investigation, I have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted as originals and the conformity to original documents of all documents submitted as certified or photostat copies.

         In rendering this opinion, I do not express any opinion concerning any law other than the law of the State of Louisiana and the federal law of the United States, and I do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed below.

         Based upon and limited by the foregoing, and based upon legal considerations which I deem relevant and upon laws or regulations in effect as of the date hereof, I am of the opinion that:

         1. Hibernia Corporation has been duly incorporated and is validly existing and in good standing under the laws of the State of Louisiana.

         2. The Shares have been duly authorized and either are, or, upon issuance thereof pursuant to the terms of the offering thereof, will be, validly issued, fully paid and nonassessable.

         I hereby expressly consent to the inclusion of this Opinion as exhibit to the Registration Statement and to the reference to this Opinion therein.

         This opinion is being furnished to you pursuant to the filing of the Registration Statement and may not be relied upon by any other person or used for any other purpose, except as provided for in the preceding paragraph.

                                                     Very truly yours,


                                                     /s/ Patrici C. Meringer
                                                     Patricia C. Meringer
                                                     Corporate Counsel
                                                       and Secretary

                                 EXHIBIT 23 (b)

                          CONSENT OF ERNST & YOUNG LLP

                         Consent of Independent Auditors


We consent to the incorporation by reference in this Registration Statement (Form S-8) pertaining to the Long-Term Incentive Plan of Hibernia Corporation of our report dated January 13, 1998, with respect to the consolidated financial statements of Hibernia Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                                     /s/ Ernst & Young LLP



New Orleans, Louisiana
May 28, 1998

                                   EXHIBIT 24

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.


                                        /s/ ROBERT H. BOH
                                        Robert H. Boh
                                        Chairman and Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ STEPHEN A. HANSEL
                                        Stephen  A.  Hansel
                                        President, Chief Executive Officer
                                        and Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ MARSHA M. GASSAN
                                        Marsha M. Gassan
                                        Chief Financial Officer
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller and Chief Accounting Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ RON E. SAMFORD,  JR.
                                        Ron E. Samford, Jr.
                                        Controller and Chief
                                        Accounting Officer
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/  J.  HERBERT   BOYDSTUN
                                        J.  Herbert Boydstun
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.


                                        /s/ J. TERRELL BROWN
                                        J. Terrell Brown
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ E. R. "BO" CAMPBELL
                                        E. R. "Bo" Campbell
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ RICHARD W. FREEMAN, JR.
                                        Richard W. Freeman, Jr.
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ DICK H. HEARIN
                                        Dick H. Hearin
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ ROBERT T. HOLLEMAN
                                        Robert T. Holleman
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ ELTON R. KING
                                        Elton R. King
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ SIDNEY W. LASSEN
                                        Sidney W. Lassen
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ LAURA A. LEACH
                                        Laura A. Leach
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 29th day of April, 1997.



                                        /s/ JAMES R. MURPHY
                                        James R. Murphy
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ DONALD J. NALTY
                                        Donald J. Nalty
                                        Vice Chairman and Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ WILLIAM C. O'MALLEY
                                        William C. O'Malley
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of February, 1998.



                                        /s/ JAMES R. PELTIER
                                        James R. Peltier
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ ROBERT T. RATCLIFF
                                        Robert T. Ratcliff
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ JANEE M. "GEE" TUCKER
                                        Janee M. "Gee" Tucker
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ VIRGINIA E. WEINMANN
                                        Virginia E. Weinmann
                                        Director
                                        HIBERNIA CORPORATION

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Stephen A. Hansel, Marsha M. Gassan, Ron E. Samford, Jr. and Patricia C. Meringer, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-8 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in connection with awards granted under the Corporation's Long-Term Incentive Plan previously approved by the Board of Directors and the shareholders of the Corporation, authorized by a resolution adopted by the Board of Directors on January 23, 1996, including but not limited to any filings, registration statements or amendments required in order to register additional shares that may be added to the Plan in accordance with its terms at any future date(s) and
(b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 17th day of December, 1996.



                                        /s/ ROBERT E. ZETZMANN
                                        Robert E. Zetzmann
                                        Director
                                        HIBERNIA CORPORATION